UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

CANARGO ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     ☐ Fee paid previously with preliminary materials:

     ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (2) Form, Schedule or Registration Statement no.:

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CANARGO ENERGY CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2004

_____________________________________

May 7, 2004

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders of CanArgo Energy Corporation (“CanArgo”) will be held at The Continental Hotel, Stortingsgaten 24-26, Oslo, Norway, on Friday, May 28, 2004 at 10:30 A.M. local time for the following purposes:

1)	To approve an issuance of up to 75 Million Shares of common stock

2)	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 29, 2004 as the record date for determination of the stockholders entitled to notice of and to vote at the Special Meeting. You may inspect a list of stockholders of record at CanArgo’s offices during regular business hours during the 10-day period before the Special Meeting. You may also inspect this list at the Special Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. THE PROXY CARD MAY BE RETURNED IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE SENT IN YOUR PROXY CARD.

By Order of the Board of Directors Liz Landles Corporate Secretary

PROXY STATEMENT
PROPOSAL 1. AUTHORIZATION FOR CANARGO TO ISSUE UP TO 75 MILLION COMMON SHARES
STOCKHOLDER PROPOSALS
DISCRETIONARY AUTHORITY
WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

CANARGO ENERGY CORPORATION
P.O. Box 291, St. Peter Port, Guernsey GY1 3RR, British Isles

___________

PROXY STATEMENT
___________

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation, Revocation and Voting of Proxies

The accompanying proxy is solicited by and on behalf of the Board of Directors of CanArgo Energy Corporation (“CanArgo” or the “Company”), in connection with the Special Meeting of Stockholders to be held at 10:30 AM local time on Friday, May 28, 2004, at The Continental Hotel, Stortingsgaten 24-26, Oslo, Norway and at any and all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to Stockholders entitled to vote at the Special Meeting on or about May 10, 2004.

The accompanying proxy, if properly executed and returned, will be voted as specified by the Stockholder or, if no vote is indicated, the proxy will be voted FOR each matter specified. As to any other matter of business, which may be brought before the Special Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A Stockholder may revoke his proxy at any time prior to the voting of shares by voting in person at the Special Meeting or by filing with the Secretary of CanArgo a duly executed proxy bearing a later date or an instrument revoking the proxy.

The Company will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of common stock, to forward this Proxy Statement and proxies to persons for whom they hold shares and to obtain authorization for the execution of proxies. If a stockholder’s shares of common stock are held in the name of a brokerage firm, bank or other nominee, only such nominee can sign a proxy with respect to such shares. Accordingly, such stockholder will not be able to vote his, her or its shares in person if such stockholder attends the meeting. Instead, such stockholder should contact the person responsible for his, her or its account and give instructions for a proxy representing the shares to be signed and voted as such stockholder directs.

If a stockholder hold shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if the stockholder does not give the broker, bank or nominee specific instructions, the shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

The costs of solicitation of proxies will be paid by CanArgo. The solicitation shall be by means of mail, telephone and personal contact. In addition to utilizing its directors, officers, and other regular employees to solicit proxies, CanArgo has engaged Gambit AS (“Gambit”) to assist with the solicitation of proxies from Stockholders residing in Norway. CanArgo pays Gambit a quarterly fee of $4,500 for investor relations’ services and the solicitation of proxies may incur extra charges. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

Voting Rights and Record Date

The voting securities of CanArgo consist of common stock, par value $0.10 per share. The common stock is entitled to one vote per share. The term “Voting Securities” refers to the common stock.

Only stockholders of record of CanArgo’s Voting Securities as of the close of business on April 29, 2004 (the “Record Date”) will be entitled to vote at the Special Meeting.

On the Record Date, 113,613,505 shares of common stock were issued and outstanding, each of which is entitled to one vote per share. Voting Securities representing a majority of the votes entitled to be cast at the Special Meeting represented in person or by proxy constitutes a quorum at the Special Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum and will be counted as votes “abstained” for the proposal to be considered at the meeting. A broker non-vote occurs when a broker fails to vote on some matter on the proxy card because the broker does not have the authority to do so. A majority of votes cast is required to pass the resolution.

CanArgo will select one or more Inspectors of Election who will determine the number of shares of voting stock outstanding, the voting power of each, the number of shares represented at the Special Meeting, the existence of a quorum and whether or not proxies are valid and effective. The Inspectors of Election will determine any challenges and questions arising in connection with the right to vote and will count all votes cast for and against and any abstentions with respect to the proposal to be considered at the meeting and will determine the results of the voting.

PROPOSAL 1. AUTHORIZATION FOR CANARGO TO ISSUE UP TO 75 MILLION COMMON SHARES.

The Board of Directors believes that it is advisable and in the best interests of CanArgo to issue in one or more transactions up to 75 million shares (“Shares”) of authorized but unissued common stock to raise funds to provide for the future business needs of CanArgo and to take advantage of future corporate opportunities. Because such issuance will exceed 20% of the current aggregate outstanding shares of common stock of the Company, under the applicable rules of The American Stock Exchange, the Company is required to seek the approval of stockholders for such issuances of the Shares. It is currently anticipated that such issuances will be effected in one or more public offerings depending upon market conditions. The Company intends to file a shelf registration statement on Form S-3 with the Securities and Exchange Commission, which, upon being declared effective, will serve to register such Shares under The Securities Act of 1933, as amended, for their public offer and sale, from time to time, solely pursuant to one or more prospectus supplements filed with the SEC. Such registration statement may also be used to register future offerings of preferred stock, debt securities, warrants to purchase common stock, preferred stock and debt securities, and stock purchase contracts, as permitted under the General Instructions to that Form. All or a portion of the Shares may also be sold in one or more private placements exempt from registration under the Securities Act or to “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act) or outside the United States in compliance with Regulation S under the Securities Act.

The issuance of the Shares could have the effect of diluting earnings per share and book value per share, which could adversely affect CanArgo’s existing stockholders. Issuing additional shares of common stock may also have the effect of delaying or preventing a change of control of CanArgo. CanArgo’s authorized but un-issued common stock could be issued in one or more transactions that would make a takeover of CanArgo more difficult or costly, and less likely. The proposed issuance of Shares is not being recommended in response to any proposed change of control of CanArgo, and the Board of Directors has no present intention to use issuances of the Shares in order to impede any takeover attempt. Finally, while the net proceeds from the sale of the Shares are currently intended to be used to fund the Company’s exploration and development activities, principally in the Republic of Georgia as discussed below, the Board of Directors has reserved the right to specifically allocate such net proceeds among the various projects undertaken by the Company and to fund business opportunities as they may arise. Accordingly, such use of proceeds should be considered to be unspecified and for working capital and general corporate purposes only.

Use of Funds

The Board of Directors currently intends to use the funds raised from any such possible issues, after all offering expenses, principally to finance CanArgo’s activities in the Republic of Georgia, including, without limitation, the further appraisal and development of the Manavi Well M11 oil discovery, and further development of other producing properties and exploration activities in Georgia. The Board has not determined any specific allocation of such proceeds as yet, which allocation shall depend, among other matters, on the amounts raised by such issuances and by the then current needs of the Company’s business, including, without limitation, the results of field operations.

CanArgo recently also announced that it had completed the acquisition of the Samgori Field in Georgia. Additional funds are required to implement a planned horizontal development programme on the Samgori, Patardzeuli and South Dome Fields (collectively the “Samgori Field”) utilising under balanced coiled tubing drilling

(“UBCTD”). This operation will be implemented in conjunction with the planned UBCTD programme on its Ninotsminda Field.

Funds are also required to develop the recent Manavi discovery. Initial oil flows stopped when the tubing collapsed. It is planned to drill a sidetrack to complete the well and also drill two appraisal wells to assess the size of the discovery.

The Company also anticipates using some of the proceeds to conduct its exploration activities in Georgia as well as possibly using some of the proceeds from the sale of the Shares to acquire additional drilling equipment.

Vote Required Approving Proposal 1

The affirmative vote of a majority of the Voting Securities cast by those holders entitled to vote at the Special Meeting is required for approval of this issuance of common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOUR OF THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Any Stockholder intending to submit to CanArgo a proposal for inclusion in CanArgo’s Proxy Statement and proxy for the Special Meeting must submit such proposal so that it is received by CanArgo no later than May 5, 2004, and such proposal must otherwise comply with Rule 14a-8 under The Securities Exchange Act of 134, as amended.

DISCRETIONARY AUTHORITY

While the Notice of the Special Meeting of Stockholders calls for the transaction of such other business as may properly come before the Meeting, the Board of Directors has no knowledge of any matters to be presented for action by the Stockholders other than as set forth above. The enclosed proxy gives discretionary authority, however, to the persons named in the accompanying proxy to vote the shares represented thereby on all such additional matters properly brought before the Special Meeting in accordance with their best judgment.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

The Company is subject to the information and reporting requirements of the Exchange Act under which the Company files periodic reports, proxy statements and other information with the SEC. Such information includes additional information concerning the Company’s activities in Georgia, as well as financial information and other information regarding the Company’s capitalization, business and management. In particular, stockholders are urged to read the Company’s Annual Report on Form 10-K for its most recently completed fiscal year ended December 31, 2003, as amended, including the description of the Company’s business, properties and reserves contained therein.

Stockholders may read and copy any document the Company files at the SEC’s public reference rooms at the Public Reference Section of the SEC, 450 Fifth Street, N.W.,

Room 1024, Washington, D.C. 20549 and at the Commission’s Regional Offices located at 233 Broadway New York, NY 10279 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Stockholders may also call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s SEC filings are also available to the public from the SEC’s Internet site at http://www.sec.gov which contains reports, proxy and information statements and other information regarding issuers that the Company files electronically.

The Company’s common stock is listed on The American Stock Exchange under the symbol “CNR”. Our common stock is also listed on the Oslo Stock Exchange under the symbol “CNR.OL”. Information about the Company is also available at the offices of The American Stock Exchange, 86 Trinity Place, New York, NY 10005.

By Order of the Board of Directors LIZ LANDLES Corporate Secretary

May __, 2004

CANARGO ENERGY CORPORATION

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
May 28, 2004

The undersigned hereby constitutes and appoints Dr David Robson and Liz Landles, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Voting Securities of CanArgo Energy Corporation held of record by the undersigned on April 29, 2004 at the Special Meeting of Stockholders to be held on May 28, 2004, or any adjournment or postponement thereof, as designated below:

(1) To approve the issuance in one or more transactions of up to 75 million shares of common stock

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2) At their discretion, the proxies are authorized to vote on such other business as may properly come before the special meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IN THE EVENT YOU FAIL TO SIGNIFY YOUR CHOICE WITH RESPECT TO ITEM ONE THE PROXIES ARE AUTHORIZED TO VOTE “FOR” ITEM ONE.

THIS PROXY MUST BE MAILED TO SIGNATURE STOCK, 2301 OHIO DRIVE-SUITE 100, PLANO, TEXAS USA 75093, OR TRANSMITTED BY FAX TO +1 (-972) -612-4122 TO BE RECEIVED ON OR PRIOR TO MAY 24, 2004, 15:00 HOURS EASTERN STANDARD TIME IN ORDER TO ENSURE THAT IT WILL BE VOTED AT THE MEETING.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE SPECIAL MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE SPECIAL MEETING.

Dated: ____________________, 2004

Signature(s)

IMPORTANT: please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

CANARGO ENERGY CORPORATION

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
May 28, 2004

The undersigned hereby authorise DnB NOR Bank ASA to constitute and appoint Dr David Robson and Liz Landles, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Voting Securities of CanArgo Energy Corporation held of record by the undersigned on April 29, 2004 at the Special Meeting of Stockholders to be held on May 28, 2004, or any adjournment or postponement thereof, as designated below:

(1) To approve the issuance in one or more transactions of up to 75 million shares of common stock

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2) At their discretion, the proxies are authorized to vote on such other business as may properly come before the special meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IN THE EVENT YOU FAIL TO SIGNIFY YOUR CHOICE WITH RESPECT TO ITEM ONE THE PROXIES ARE AUTHORIZED TO VOTE “FOR” ITEM ONE.

THIS PROXY MUST BE RECEIVED BY DNB NOR BANK ASA, REGISTRARS DEPARTMENT, DEN NORSKE BANK ASA, VERDIPAPIRSERVICE, STRANDEN 21, 0021 OSLO, NORWAY. FAX NUMBER: (+47) 22 94 90 20 ON OR PRIOR TO 25th MAY 2004 13:00 HOURS CENTRAL EUROPEAN TIME IN ORDER TO ENSURE THAT IT WILL BE VOTED AT THE MEETING.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE SPECIAL MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE SPECIAL MEETING.

Dated: ____________________, 2004

Signature(s)

IMPORTANT: please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.